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                     SUPPLEMENT DATED JANUARY 15, 1997 TO
                      PROSPECTUS FOR PACIFIC SELECT FUND
                              DATED APRIL 1, 1996

The Equity Portfolio and Bond and Income Portfolio of Pacific Select Fund ARE CURRENTLY AVAILABLE to serve as an investment medium for variable life insurance policies issued by Pacific Mutual Life Insurance Company.